EXHIBIT 99.1

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Accrued Interest Date:                                 Collection Period Ending:
25-Apr-03                                                             30-Apr-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2002-A          Period #
                               ------------------------------
27-May-03                                                                    12

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Balances
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

                                                                              Initial        Period End
     Receivables                                                       $1,401,763,032      $850,540,943
     Reserve Account                                                      $14,017,630       $17,010,819
     Yield Supplement Overcollateralization                                $6,397,885        $3,990,278
     Class A-1 Notes                                                     $311,000,000                $0
     Class A-2 Notes                                                     $358,426,000      $120,611,518
     Class A-3 Notes                                                     $446,779,000      $446,779,000
     Class A-4 Notes                                                     $251,253,000      $251,253,000
     Class B Notes                                                        $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $895,462,171
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $21,915,020
           Receipts of Pre-Paid Principal                                 $22,101,991
           Liquidation Proceeds                                              $374,542
           Principal Balance Allocable to Gross Charge-offs                  $529,676
        Total Receipts of Principal                                       $44,921,228

        Interest Distribution Amount
           Receipts of Interest                                            $4,141,130
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                       ($37,470)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $71,927
           Net Investment Earnings                                            $16,779
        Total Receipts of Interest                                         $4,192,365

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $48,583,918

     Ending Receivables Outstanding                                      $850,540,943

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $3,030,936
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                      ($37,470)
     Ending Period Unreimbursed Previous Servicer Advances                 $2,993,466

Collection Account
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     Deposits to Collection Account                                       $48,583,918
     Withdrawals from Collection Account
        Servicing Fees                                                       $746,218
        Class A Noteholder Interest Distribution                           $2,738,579
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $112,791
        Regular Principal Distribution                                    $44,740,512
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $245,818
     Total Distributions from Collection Account                          $48,583,918



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Accrued Interest Date:                                 Collection Period Ending:
25-Apr-03                                                             30-Apr-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2002-A          Period #
                               ------------------------------
27-May-03                                                                    12

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $898,425
        Release from Collection Account                                      $245,818
     Total Excess Funds Released to the Depositor                          $1,144,242

Note Distribution Account
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     Amount Deposited from the Collection Account                         $47,591,881
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $47,591,881

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000       Factor
     Class A-1 Notes                                                               $0                $0        $0.00        0.00%
     Class A-2 Notes                                                      $44,740,512      $120,611,518      $124.82       33.65%
     Class A-3 Notes                                                               $0      $446,779,000        $0.00      100.00%
     Class A-4 Notes                                                               $0      $251,253,000        $0.00      100.00%
     Class B Notes                                                                 $0       $27,907,000        $0.00      100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                         $389,955             $1.09
     Class A-3 Notes                                                       $1,414,800             $3.17
     Class A-4 Notes                                                         $933,824             $3.72
     Class B Notes                                                           $112,791             $4.04



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0           $0
     Class B Interest Carryover Shortfall                                          $0                $0           $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       45,398            44,034
     Weighted Average Remaining Term                                            41.78             40.86
     Weighted Average Annual Percentage Rate                                    6.43%             6.42%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $776,217,515            91.26%
        1-29 days                                                         $62,293,411             7.32%
        30-59 days                                                         $9,649,428             1.13%
        60-89 days                                                         $1,594,229             0.19%
        90-119 days                                                          $365,245             0.04%
        120-149 days                                                         $421,114             0.05%
        Total                                                            $850,540,943           100.00%
        Delinquent Receivables +30 days past due                          $12,030,016             1.41%




                                       2
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Accrued Interest Date:                                 Collection Period Ending:
25-Apr-03                                                             30-Apr-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2002-A          Period #
                               ------------------------------
27-May-03                                                                    12

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     Write-offs
        Gross Principal Write-Offs for Current Period                        $529,676
        Recoveries for Current Period                                         $71,927
        Net Write-Offs for Current Period                                    $457,750

        Cumulative Realized Losses                                         $2,790,093


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                   $1,611,090                70
        Ending Period Repossessed Receivables Balance                      $1,588,919                70
        Principal Balance of 90+ Day Repossessed Vehicles                     $87,740                 5



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $4,170,995
     Beginning Period Amount                                               $4,170,995
     Ending Period Required Amount                                         $3,990,278
     Current Period Release                                                  $180,717
     Ending Period Amount                                                  $3,990,278
     Next Distribution Date Required Amount                                $3,813,308

Reserve Account
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     Beginning Period Required Amount                                     $17,909,243
     Beginning Period Amount                                              $17,909,243
     Net Investment Earnings                                                  $16,779
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $898,425
     Ending Period Required Amount                                        $17,010,819
     Ending Period Amount                                                 $17,010,819



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